Pacific Office Properties Trust, Inc.

Supplemental Operating and Financial Information
For the three months ended June 30, 2010

Pacific Office Properties Trust, Inc.

i

Pacific Office Properties Trust, Inc.

Corporate Profile

Pacific Office Properties Trust, Inc. (“The Company”) is a real estate investment trust that acquires, owns, and operates office properties in the western U.S., focusing initially on the long-term growth sub-markets of Honolulu, San Diego, Los Angeles, and Phoenix. The Company is externally managed by Pacific Office Management, Inc., an affiliate of The Shidler Group.  The Company acquires, often in partnership with institutional co-investors, value-added office buildings whose potential can be maximized through improvements, repositioning, and superior leasing and management. The Company continues in the tradition of The Shidler Group’s proven institutional joint-venture strategy, which focuses on acquiring opportunistic and value-added commercial real estate in partnership with institutional co-investors.  More information can be found on Pacific Office at www.pacificofficeproperties.com.

Investor Information

Board of Directors		Management
Jay H. Shidler Chairman of the Board, Chair of Investment Committee Paul M. Higbee Director, Chair of Audit Committee Robert L. Denton, Director Thomas R. Hislop, Director	Michael W. Brennan Director, Chair of Compensation Committee Clay W. Hamlin Director, Chair of Nominating Committee	James R. Ingebritsen President and Chief Executive Officer
		James R. Wolford Chief Financial Officer Matthew J. Root Chief Investment Officer	Lawrence J. Taff Executive Vice President, Operations James R. Wolford Corporate Secretary
Michael Burer Executive Vice President, Operations

Company Information

Corporate Headquarters 233 Wilshire Blvd., Suite 310 Santa Monica, CA 90401 (T) (310) 395-2083 (F) (310) 395-2741	Trading Symbol PCE Stock Exchange Listing NYSE Amex	Inquiries For investor relations or media inquiries, contact:
		Stacey Feit, CFA Vice President Financial Relations Board sfeit@mww.com (T) (213) 486-6549 (F) (213) 233-3499	James R. Wolford Chief Financial Officer jwolford@pacificofficeproperties.com (T) (310) 395-2083

Pacific Office Properties Trust, Inc.

Note Regarding Forward-Looking Statements

This Supplemental Operating and Financial Information contains forward-looking statements within the meaning of Section 21E of the Exchange Act, which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties.  From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements.  These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers or acquisitions or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions.  Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions.  Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected.  These factors include the risks and uncertainties described in “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q.  You should bear this in mind as you consider forward-looking statements.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.  You are advised, however, to consult any further disclosures we make on related subjects in our other public filings made with the Securities and Exchange Commission.

Pacific Office Properties Trust, Inc.

Common Stock and Unit Data

	For the three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Common Shares and Common Units:
High Closing Price	$4.80	$4.40	$4.34	$4.38	$5.00
Low Closing Price	$3.85	$3.70	$3.03	$3.50	$3.65
Average Closing Price	$4.21	$4.01	$3.80	$3.85	$4.39
Closing Price, at end of quarter	$4.06	$4.19	$3.89	$4.34	$3.72
Common shares and common units outstanding (in thousands)	18,202	18,150	18,150	18,150	17,360
Preferred units – as-converted basis (in thousands)	32,598	32,598	32,598	32,598	32,598
Total common shares and units outstanding – as-converted basis (in thousands)	50,800	50,747	50,747	50,747	49,958
Total dividends per share, annualized	$0.20	$0.20	$0.20	$0.20	$0.20
Annual Dividend Yield – On Closing Price (excluding senior common shares)	4.93%	4.77%	5.14%	4.61%	5.38%
Senior Common Shares:
Offering Price, at end of quarter	$10.00
Senior Common shares outstanding (in thousands)	67

Highlights of Current Period Performance

Financial Results

➢ Funds from Operations, or FFO, totaled $0.9 million, or $0.05 per common share/common unit – diluted.

➢ Adjusted Funds from Operations, or AFFO, totaled $0.5 million, or $0.03 per common share/common unit – diluted.

➢ Net loss attributable to stockholders totaled $1.2 million, or $0.31 net loss per basic and diluted common share.

Financing and Capital Activity

➢ On May 11, 2010, our Board of Directors declared a cash dividend of $0.05 per share of our common stock for the second quarter of 2010. The dividend was paid on July 15, 2010 to holders of record of common stock on June 30, 2010. Commensurate with our declaration of a quarterly cash dividend, we paid distributions to holders of record of Common Units at June 30, 2010 in the amount of $0.05 per Common Unit, on July 15, 2010. In addition, we paid 2% distributions, or $.125 per unit, to holders of record of Preferred Units at June 30, 2010, on July 15, 2010.

➢ Starting May 2010, the Company paid monthly dividends to stockholders of record of Senior Common Stock at April 30, 2010, May 31, 2010 and June 30, 2010 in an amount equal to an annualized rate of 7.25%.

➢ As of June 30, 2010, the Company’s current total market capitalization is $641.8 million, which includes approximately $206.9 million in equity on a fully diluted basis, based on our closing price of common shares on the NYSE Amex and the offering price of $10.00 for our Senior Common Stock.

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights
(Unaudited)
(In thousands, except property portfolio data, share price data and percentages)

Property Portfolio	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Number of:
Consolidated Properties	8	8	8	8	8
Unconsolidated Joint Venture Properties	16	16	16	15	15
	24	24	24	23	23
Square Footage:
Consolidated Properties	2,265,339	2,265,339	2,265,339	2,265,339	2,265,339
Unconsolidated Joint Venture Properties	2,417,359	2,417,359	2,417,359	2,060,855	2,060,855
	4,682,698	4,682,698	4,682,698	4,326,194	4,326,194
Capitalization Summary
Common Shares	3,903	3,851	3,851	3,851	3,061
Common Units	14,299	14,299	14,299	14,299	14,299
	18,202	18,150	18,150	18,150	17,360
Convertible Preferred Units as converted to Common Units
(4,545,300 Preferred Units converted at a 7.1717x conversion ratio)	32,598	32,598	32,598	32,598	32,598
Senior Common shares1	164
Total:	50,964	50,748	50,748	50,748	49,958
Valuation
Closing Common Share Price	$4.06	$4.19	$3.89	$4.34	$3.72
Market Value of Common Shares	$15,846	$16,136	$14,980	$16,713	$11,387
Market Value of Common Share Equivalent (as converted)	$190,402	$196,498	$182,429	$203,533	$174,457
Market Value of Senior Common Shares	$670
Total Equity Market Capitalization	$206,918	$212,634	$197,410	$220,246	$185,844
Total Consolidated Debt	$434,897	$430,609	$427,543	$424,451	$424,280
Total Market Capitalization	$641,815	$643,243	$624,953	$644,697	$610,124

Total Consolidated Debt to Total Market Capitalization:	67.76%	66.94%	68.41%	65.84%	69.54%

_________________

1	The exchange ratio is calculated as $10/closing common share price.

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights, continued
(Unaudited)
(In thousands, except share/unit data, ratios and percentages)

	For the three months ended
	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
Income Items
Total Revenues	$18,473		$17,934		$18,106		$17,744		$18,019
Equity in Net Earnings (Loss) of Unconsolidated Joint Ventures	$33		$11		$(93)		$189		$163
Net Loss Attributable to Stockholders	$(1,182)		$(1,108)		$(12,200)		$(1,241)		$(1,116)
FFO1	$870		$1,215		$(57,575)		$862		$1,240
FFO (per common share/common unit) 1	$0.05		$0.07		$(3.17)		$0.05		$0.07
FFO1 excluding the fair value adjustment of Preferred Units	$870		$1,215		$1,070		$862		$1,240
FFO excluding the fair value adjustment of Preferred Units (per common share/common unit)2	$0.05		$0.07		$0.06		$0.05		$0.07
AFFO3	$508		$1,765		$840		$1,170		$1,273
AFFO (per common share/common unit)	$0.03		$0.10		$0.05		$0.07		$0.07

Ratios
FFO Payout Ratio (per common share/common unit)	104.6%		74.7%			N/A	105.3%		70.0%
FFO Payout Ratio excluding the fair value adjustment of the Preferred units (per common share/common unit)4	104.6%		74.7%		84.8%		105.3%		70.0%
AFFO Payout Ratio (per common share/common unit)5	179.2%		51.4%		108.0%		77.6%		68.2%
Interest Coverage Ratio6	1.39	x	1.25	x	1.22	x	1.19	x	1.25	x

_________________

1	A description of these non-GAAP measures and reconciliations is provided on page 11.
2	Calculated as dividends for the respective quarters accrued to common stockholders and unit-holders divided by Funds from Operations (FFO).
3	AFFO has been adjusted to exclude the amortization of below and above market leases.
4	Management believes that this calculation that includes the one-time non-cash chart related to the Preferred Unit Valuation is not indicative of past or future performance.
5	Calculated as dividends for the respective quarters accrued to common stockholders and unit-holders divided by Adjusted Funds from operations (AFFO)
6	Calculated as EBITDA divided by total interest expense.

Pacific Office Properties Trust, Inc.

Consolidated Balance Sheets1
(Unaudited)
(In thousands)

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Assets:
Investments in real estate	$424,053	$421,076	$418,980	$417,873	$416,211
Less: Accumulated depreciation	(43,351)	(39,637)	(36,030)	(32,442)	(28,646)
Investments in real estate, net	380,702	381,439	382,950	385,431	387,565
Cash and cash equivalents	3,845	3,844	2,354	3,405	6,881
Restricted cash	7,067	6,910	7,348	5,444	5,055
Rents and other receivables, net	6,584	6,201	6,471	6,004	5,729
Intangible assets, net	30,241	31,691	33,228	35,079	36,875
Other assets, net	6,213	6,181	5,055	5,822	5,080
Goodwill	62,019	62,019	62,019	62,019	62,019
Investment in unconsolidated joint ventures	9,898	10,366	10,911	10,016	10,376
Total Assets:	$506,569	$508,651	$510,336	$513,220	$519,580
Liabilities and Equity:
Mortgage and other collateralized loans, net	$413,793	$409,505	$406,439	$403,347	$400,504
Unsecured notes payable to related parties	21,104	21,104	21,104	21,104	23,776
Accounts payable and other liabilities	23,831	23,843	22,000	20,257	21,692
Acquired below market leases, net	8,484	9,001	9,512	9,997	10,578
Total Liabilities:	467,212	463,453	459,055	454,705	456,550
Equity:
Preferred Stock (including Proportionate Voting Preferred Stock)	-	-	-	-	-
Senior Common Stock , net	594
Common Stock (including Class B Common Stock)	185	185	185	185	185
Additional paid-in capital	100	50	-	-	-
Retained deficit:	(135,201)	(133,814)	(132,511)	(72,349)	(58,965)
Total Shareholders’ Equity:	(134,322)	(133,579)	(132,326)	(72,164)	(58,780)
Non-controlling interests	173,679	178,777	183,607	130,679	121,810
Total Equity:	39,357	45,198	51,281	58,515	63,030
Total Liabilities and Equity:	$506,569	$508,651	$510,336	$513,220	$519,580
____________________

1
During the fourth quarter of 2009, the Company made changes to the redemption features of the Common and Preferred Units which allowed the Non-Controlling Interests to be classified as permanent equity as of December 31, 2009.  For comparative purposes, the Company is presenting the Non-Controlling Interests as part of permanent equity even though they were not classified as such until December 2009.

Pacific Office Properties Trust, Inc.

Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	For the three months ended,
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Revenue:
Rental	$10,336	$10,409	$10,463	$10,486	$10,607
Tenant reimbursements	6,010	5,408	5,478	5,163	5,299
Parking	2,046	2,022	2,070	2 ,012	2,011
Other	81	95	95	83	102
Total revenue:	18,473	17,934	18,106	17,744	18,019
Expenses:
Rental property operating	10,098	9,619	10,124	9,781	9,660
General and administrative	797	607	652	351	497
Depreciation and amortization	5,757	5,772	6,770	6,913	7,030
Interest	6,844	6,603	6,703	6,823	6,806
Loss on extinguishment of debt	-	-	-	171	-
Total expenses:	23,496	22,601	24,249	24,039	23,993
Loss before equity in net earnings (loss) of unconsolidated joint ventures and non-operating income	(5,023)	(4,667)	(6,143)	(6,295)	(5,974)
Equity in net earnings (loss) of unconsolidated joint ventures	33	11	(93)	189	163
Non-operating income	-	-	428	2	1
Net loss:	(4,990)	(4,656)	(5,808)	(6,104)	(5,810)
Fair value adjustment of Preferred Units	-	-	(58,645)	-	-
Net loss attributable to non-controlling interests	3,812	3,548	52,253	4,863	4,694
Dividends on Senior Common Stock	(4)	-	-	-	-
Net loss attributable to common stockholders	$(1,182)	$(1,108)	$(12,200)	$(1,241)	$(1,116)
Net loss per common share – basic and diluted	$(0.31)	$(0.29)	$(3.17)	$(0.40)	$(0.37)
Weighted average number of common shares outstanding – basic and diluted	3,855,725	3,850,520	3,850,520	3,112,888	3,034,122

Pacific Office Properties Trust, Inc.

Funds From Operations (FFO) and Adjusted Funds From Operations(AFFO)
(Unaudited)
(In thousands, except per share data)

		June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Reconciliation of Net Loss to FFO1:
Net loss attributable to stockholders		$(1,182)	$(1,108)	$(12,200)	$(1,241)	$(1,116)
Add:	Depreciation and amortization of real estate assets	5,757	5,772	6,770	6,913	7,030
Add:	Depreciation and amortization of real estate assets –
	unconsolidated joint ventures	675	667	676	621	588
Less:	Distributions to preferred unit holders	(568)	(568)	(568)	(568)	(568)
Less:	Net loss attributable to non-controlling interests	(3,812)	(3,548)	(52,253)	(4,863)	(4,694)
FFO		$870	$1,215	$(57,575)	$862	$1,240
Reconciliation of FFO to FFO excluding fair value adjustment of Preferred Units:
FFO:		$870	$1,215	$(57,575)	$862	$1,240
Add:	Fair value adjustment of Preferred Units	-	-	58,645	-	-
FFO excluding fair value adjustment of Preferred Units		$870	$1,215	$1,070	$862	$1,240

Reconciliation of FFO to AFFO2:
FFO		$870	$1,215	$(57,575)	$862	$1,240
Fair value adjustment of Preferred Units		-	-	58,645	-	-
Straight-line rent adjustments, net		(160)	470	150	281	84
Amortization of interest rate contracts, loan premiums and prepaid financings		358	338	286	368	435
Amortization of acquired below and above market leases		(546)	(541)	(593)	(651)	(679)
Recurring capital expenditures, tenant improvements and leasing commissions		(484)	(176)	(533)	(193)	(299)
Non-cash compensation expense		50	50	50	50	49
Interest expense deferred on unsecured notes payable		420	409	410	453	443
AFFO		$508	$1,765	$840	$1,170	$1,273

Weighted average number of common shares and common share equivalents outstanding – diluted3		18,155	18,150	18,150	17,412	17,333
FFO per share/unit – basic and diluted:		$0.05	$0.07	$(3.17)	$0.05	$0.07
FFO excluding fair value adjustment of Preferred units per share/unit – basic and diluted:		$0.05	$0.07	$0.06	$0.05	$0.07
AFFO per share/unit – diluted:		$0.03	$0.10	$0.05	$0.07	$0.07

Pacific Office Properties Trust, Inc.

Funds From Operations and Adjusted Funds From Operations (continued)
(Unaudited)
(In thousands, except share and per share data)

1
Funds from Operations, or FFO, is a widely recognized measure of REIT performance. We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) attributable to stockholders (as computed in accordance with accounting principles generally accepted in the United States of America, or GAAP), excluding gains (or losses) from dispositions of property, extraordinary items, real estate-related depreciation and amortization (including capitalized leasing expenses, tenant allowances or improvements and excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate-related depreciation and amortization, gains (or losses) from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.

However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other Equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other Equity REITs' FFO. As a result, FFO should be considered only as a supplement to net income (loss) as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

2
AFFO is a non-GAAP financial measure we believe is a useful supplemental measure of our performance.  We compute AFFO by adding straight-line rent adjustments (straight-line ground rent minus straight-line rent) the amortization of interest rate contracts, loan premium and prepaid financing costs, non-cash compensation expense, and interest expense deferred on unsecured notes and subtracting from FFO the recurring capital expenditures, tenant improvements and leasing commissions.  AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs.  We believe that net income or loss is the most directly comparable GAAP financial measure to AFFO.  We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Assuming the full conversion of our outstanding preferred unit interests and our Senior Common Stock at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, and June 30, 2009, our AFFO per share/unit, on a fully diluted basis, would have been $0.01, $0.03, $0.02, $0.02, and $0.03, respectively.

3	The weighted average number of common shares and common share equivalents outstanding – basic and diluted includes common unit limited partnership interests in our Operating Partnership.

Our outstanding preferred unit interests in our Operating Partnership are convertible into common unit limited partnership interests in our Operating Partnership, but no earlier than the later of March 19, 2010 and the date an underwritten public equity offering of our common stock in an amount equal to or greater than $75 million is consummated, which is a contingent event as of June 30, 2010. These common unit interests will become exchangeable for shares of our common stock one year after such conversion. Our outstanding preferred unit interests at June 30, 2010 represent 32,597,528 common share equivalents, on an as-if converted basis, and any impact related to these outstanding limited preferred interests have not been included in our calculation of diluted earnings per share or FFO per share, including our calculation of the weighted average number of common and common equivalent shares outstanding, in accordance with GAAP.

Our Senior Common Stock may be exchanged, at the option of the holder, for shares of our common stock after the fifth anniversary of the issuance of such shares of Senior Common Stock.  The exchange ratio to be calculated using a value for our common stock based on the average of the trailing 30-day closing price of the common shares on the date the shares are submitted for exchange, but in no event less than $1.00 per share, and a value of Senior Common Stock of $10.00 per share.  The exchange ratio for June 20, 2010 on an as-if converted basis would be 2.356.  Assuming the full conversion of our outstanding preferred unit interests and our Senior Common Stock at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, our FFO per share/unit, on a fully diluted basis, would have been $0.02, $0.02, $(1.13), $0.02, and $0.02, respectively. Assuming the full conversion of our outstanding preferred unit interests at December 31, 2009, our FFO excluding the fair value adjustment for the Preferred Units per share/unit would have been $0.02 for the three months then ended.

Pacific Office Properties Trust, Inc.

Earnings Before Interest, Taxes and Depreciation and Amortization (EBITDA)
(Unaudited)
(In thousands)

	For the three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Reconciliation of Net loss attributable to Common Stockholders to Earnings before Interest, Taxes and
Depreciation and Amortization (EBITDA)1, 2:
Net loss attributable to common stockholders	$(1,182)	$(1,108)	$(12,200)	$(1,241)	$(1,116)
Interest expense	6,844	6,603	6,703	6,823	6,806
Interest expense – unconsolidated joint ventures	689	654	611	558	530
Depreciation and amortization of real estate assets	5,757	5,772	6,770	6,913	7,030
Depreciation and amortization of real estate assets – unconsolidated joint ventures	675	667	676	621	588
Net loss attributable to non-controlling interests	(3,812)	(3,548)	(52,253)	(4,863)	(4,694)
Fair value adjustment of Preferred Units	-	-	58,645	-	-
EBITDA:	$8,971	$9,040	$8,952	$8,811	$9,144

______________________

1
Management believes that earnings before interest expense, depreciation and amortization, and net loss attributable to non-controlling interests (EBITDA) is a useful supplemental measure of our performance.  We believe that EBITDA provides useful information to the investment community about the Company’s financial position before the impact of investing and financing transactions and facilitates comparisons with other REITs.  Accordingly, EBITDA should not be considered as an alternative to cash flows from operating activities (as computed in accordance with GAAP) as a measure of liquidity.  EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.  Other REITs may use different methodologies for calculating EBITDA and accordingly, our EBITDA may not be comparable to other REITs.

2	Management has excluded the one-time non-cash fair value adjustment of the Preferred Units from EBITDA because it is a non-operating charge.

Pacific Office Properties Trust, Inc.

Condensed Combined Balance Sheets - Unconsolidated Joint Ventures1
(Unaudited)
(In thousands)

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Assets:
Investment in real estate	$419,242	$418,912	$428,014	$354,899	$354,896
Less: accumulated depreciation	(33,488)	(30,352)	(27,314)	(26,142)	(24,215)
Investment in real estate, net	385,754	388,560	400,700	328,757	330,681
Cash and cash equivalents, including restricted cash	23,438	22,355	22,177	18,202	17,638
Rents and other receivables, net	8,614	7,986	7,513	7,081	6,238
Intangible assets, net	31,402	33,515	26,568	28,214	29,943
Other assets	4,967	5,998	4,967	4,744	5,299
Total assets:	$454,175	$458,414	$461,925	$386,998	$389,799

Liabilities and Members’ Equity:
Mortgage and other secured loans	$366,044	$366,351	$366,543	$318,091	$318,134
Accounts payable and other liabilities	12,514	11,892	10,298	7,958	7,334
Acquired below market leases, net	4,276	4,586	4,558	5,146	5,659
Total liabilities:	382,834	382,829	381,399	331,195	331,127

Members' equity	71,341	75,585	80,526	55,803	58,672
Total liabilities and members' equity:	$454,175	$458,414	$461,925	$386,998	$389,799

___________________

1
We own managing interests in six of seven joint ventures, consisting of 16 office properties, including 34 office buildings, comprising approximately 2.42 million leasable square feet.  Our ownership interest percentages in these joint ventures range from approximately 5.00% to 32.17%.  In exchange for our managing ownership interest and related equity investment in these joint ventures, we are entitled to preferential allocations of earnings and cash flows from each respective joint venture.

Pacific Office Properties Trust, Inc.

Condensed Combined Statements of Operations - Unconsolidated Joint Ventures
(Unaudited)
(In thousands)

	For three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Revenue:
Rental	$11,342	$11,561	$9,314	$9,513	$9,433
Tenant reimbursements	1,942	1,799	1,345	1,689	1,581
Parking revenue	394	398	353	390	379
Interest and other	241	53	48	81	67
Total revenue:	$13,919	$13,811	$11,060	$11,673	$11,460
Expenses:
Rental property operating	5,392	5,468	5,229	4,768	4,934
Depreciation and amortization	5,860	5,997	4,818	4,486	4,211
Interest	6,409	5,631	5,007	3,972	3,967
Total expenses:	17,661	17,096	15,054	13,226	13,112
Net loss	$(3,742)	$(3,285)	$(3,994)	$(1,553)	$(1,652)
Equity in net earnings (loss) of unconsolidated joint ventures	$33	$11	$(93)	$189	$163

Pacific Office Properties Trust, Inc.

Debt Analysis1
(Unaudited)
(In thousands)

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Debt Outstanding –
Consolidated Debt
Mortgage Loans and Line of Credit	$415,570	$411,389	$408,418	$405,422	$402,675
Unsecured Loans	21,104	21,104	21,104	21,104	23,776
Total:	436,674	432,493	429,522	426,526	426,451
Unamortized Debt Discount	(1,777)	(1,884)	(1,980)	(2,075)	(2,171)
Total Consolidated Debt, Net:	$434,897	$430,609	$427,542	$424,451	$424,280
Debt Structure –
Consolidated Debt
Fixed Rate Mortgage Loans	$372,206	$372,325	$372,454	$372,558	$372,658
Fixed Rate Unsecured Loans	21,104	21,104	21,104	21,104	23,776
Total Fixed Rate Debt:	393,310	393,429	393,558	393,662	396,434
Variable Rate Loans2 (subject to interest rate protection)	43,364	39,064	35,964	32,864	30,017
Unamortized Debt Discount	(1,777)	(1,884)	(1,980)	(2,075)	(2,171)
Total Consolidated Debt, Net:	$434,897	$430,609	$427,542	$424,451	$424,280

__________________

1
Amounts included herein represent the outstanding principal balances as of the respective dates presented and, accordingly, do not include any amount attributable to discounts or premiums on our outstanding debt obligations, which are not material.  The amounts of mortgage and other collateralized loans reflected in our consolidated balance sheets represent the outstanding principal balances of those loans, adjusted for applicable discounts or premiums, in accordance with GAAP for the respective dates presented.

2
Variable rate loans include amount borrowed under the revolving credit facility at a fluctuating interest rate equal to the effective rate of interest paid by First Hawaiian Bank on a time certificate of deposit, plus one percent.

Pacific Office Properties Trust, Inc.

Equity Analysis
(Unaudited)
(In thousands, except share/unit price, ratios and percentages)

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
Common Equity:
Common Shares	3,903		3,851		3,851		3,851		3,061
Common Units1	14,299		14,299		14,299		14,299		14,299
Total Common Shares and Common Units:	18,202		18,150		18,150		18,150		17,360
Common Share Price	$4.06		$4.19		$3.89		$4.34		$3.72
Market Value of Common Shares/Common Units	$73,900		$76,049		$70,604		$78,771		$64,579
Convertible Preferred Equity:
Convertible Preferred Units2	4,545		4,545		4,545		4,545		4,545
Conversion Ratio	7.1717	x	7.1717	x	7.1717	x	7.1717	x	7.1717	x
Common Shares Issued (assuming full conversion)	32,598		32,598		32,598		32,598		32,598
Market Value of Convertible Preferred Units (as converted)	$132,348		$136,585		$126,806		$141,475		$121,265

Senior Common Equity:
Senior Common Shares	67		-		-		-		-
Senior Common Share Price	$10.00		-		-		-		-
Market Value of Senior Common Shares	$670		-		-		-		-

Capitalization:
Market Value of Senior Common Shares	$670		-		-		-		-
Market Value of Common Shares/Common Units	$73,900		$76,049		$70,604		$78,771		$64,579
Market Value of Convertible Preferred Units (as converted)	132,348		136,585		126,806		141,475		121,265
Total Market Value of Common Shares and Preferred Units:	206,918		212,634		197,410		220,246		185,844
Total Consolidated Debt, Net:	434,897		430,609		427,543		424,451		424,280
Total Market Capitalization:	$641,815		$643,243		$624,953		$644,697		$610,124

___________________

1	Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than March 19, 2010.
2
Each Convertible Preferred Unit is convertible into 7.1717 Common Units, but no earlier than the later of March 19, 2010, and the date an underwritten public offering (of at least $75 million) by us of our common stock is consummated.  Upon conversion of the Preferred Units to Common Units, the Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than one year after the date of their conversion from a Preferred Unit to a Common Unit.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Consolidated Debt Summary
(Unaudited)
(In thousands, except for percentages)

Property/Loan	Maturity Date	Interest Rate	Outstanding Principal Balance at June 30,2010	% of Total Consolidated Debt
Fixed Rate Secured Debt:
Pacific Business News Building1	4/6/2010	6.98%	$11,601	2.66%
City Square	9/1/2010	5.58%	27,500	6.30%
Clifford Center2	8/15/2011	6.00%	3,365	0.77%
First Insurance Center	1/1/2016	5.74%	38,000	8.70%
First Insurance Center	1/6/2016	5.40%	14,000	3.20%
Sorrento Technology Center	1/11/2016	5.75%	11,740	2.69%
Pan Am Building	8/11/2016	6.17%	60,000	13.74%
Waterfront Plaza	9/11/2016	6.37%	100,000	22.90%
Waterfront Plaza	9/11/2016	6.37%	11,000	2.52%
Davies Pacific Center	11/11/2016	5.86%	95,000	21.76%
Subtotal Fixed Rate Secured Debt:			372,206	85.24%
Floating Rate Secured Debt:
City Square3	9/1/2010	LIBOR + 2.35%	27,017	6.19%
Revolving line of credit4	12/31/2013	1.85%	16,347	3.74%
Subtotal Floating Rate Secured Debt:			43,364	9.93%
Total Consolidated Debt:			415,570
Less: Unamortized Debt Discount			(1,777)
Total Consolidated Debt, Net of Unamortized Debt Discount:			413,793
Fixed Rate Unsecured Debt:
Unsecured notes payable to related parties	Varying dates from 3/19/2013 to 8/31/2013	7.00%	21,104	4.83%
	Total Consolidated Debt, net		$434,897

________________

1
This loan matured on April 6, 2010. We have not repaid the principal balance.  As a result, interest is being incurred at the default rate of 11.98%. The Company is currently negotiating repayment with the Lender.

2	The initial maturity date is August 15, 2011. The Company has the option to extend the maturity date to August 15, 2014.
3
The Company has an interest rate cap on this loan for the notional amount of $28.5 million, which effectively limits the LIBOR rate on this loan to 7.45%.  The interest rate cap expires on September 1, 2010.

4	The revolving line of credit has increased to $25 million and matures December 31, 2013, subject to certain conditions.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Consolidated Debt Maturities
(Unaudited)
(In thousands)

Property/Loan	2010		2011		2012		2013		2014		Thereafter	Total
Fixed Rate Secured Debt:
Clifford Center1	$139	2	$292	2	$310	2	$329	2	$2,295	2	$-	$3,365
Davies Pacific Center	-		-		-		-		-		95,000	95,000
First Insurance Center	-		-		-		-		-		52,000	52,000
Pacific Business News Building	11,601		-		-		-		-		-	11,601
Pan Am Building	-		-		-		-		-		60,000	60,000
Waterfront Plaza	-		-		-		-		-		111,000	111,000
City Square	27,500		-		-		-		-		-	27,500
Sorrento Technology Center	71	2	150	2	157	2	168	2	179	2	11,015	11,740
Floating Rate Secured Debt:
City Square	27,017		-		-		-		-		-	27,017
Revolving line of credit3	-		-		-		16,347		-		-	16,347
Total:	$66,328		$442		$467		$16,844		$2,474		$329,015	$415,570
Fixed Rate Unsecured Debt:
Unsecured notes to related parties	-		-		-		$21,104		-		-	$21,104

________________

1
The initial maturity date is August 15, 2011.  The Company has the option to extend the maturity date to August 15, 2014.  Accordingly, the related debt maturity reflected therein is scheduled using an amortization schedule based on the extended maturity date, as if the Company has exercised its option to extend the original maturity date.

2	Amounts represent scheduled principal amortization pursuant to the respective loan agreement.
3	The revolving line of credit has increased to $25 million and matures December 31, 2013, subject to certain conditions.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Unconsolidated Joint Venture Debt Summary
(Unaudited)
(In thousands, except for percentages)

Property/Loan	Maturity Date	Interest Rate	Ownership Interest %	Outstanding Principal Balance at June 30, 2010
Fixed Rate Secured Debt:
Seville Plaza – Note A	1/1/2011	6.05%	7.50%	$21,650
Seville Plaza – Note B	1/1/2011	9.19%	7.50%	3,000
POP San Diego – Palomar Heights Plaza	4/30/2011	6.25%	32.17%	10,797
SoCal II Joint Venture	1/6/2012	5.75%	10.00%	133,500
POP San Diego – Palomar Heights Plaza	4/1/2014	5.58%	32.17%	1,862
POP San Diego – Palomar Heights Corporate Center	4/1/2014	5.58%	32.17%	10,381
POP San Diego – Scripps Ranch Center	12/1/2014	5.44%	32.17%	5,105
Bank of Hawaii Waikiki Center	3/11/2017	5.99%	17.50%	26,900
Subtotal Fixed Rate Secured Debt:				$213,195
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	4/30/2011	12.00%	32.17%	4,250
Floating Rate Secured Debt:
US Bank Center	5/9/2011	LIBOR + 1.53%1	7.50%	56,800
SoCal II Joint Venture – Senior Loan	1/1/2011	LIBOR + 2.95%2	10.00%	16,500
Black Canyon Corporate Center – Note A	2/9/2012	LIBOR + 2.50%1, 3	17.50%	27,600
Seaview Corporate Center	1/1/20152	Adjusted LIBOR + 3.25%2	5.00%	48,199
Subtotal Floating Rate Secured Debt				149,099
Unconsolidated Joint Venture Debt:				366,544
Less Unamortized Debt Discount:				(500)
Net Unconsolidated Joint Venture Debt:				$366,044
______________________

1
Interest rate cap agreements are in place on floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A in the notional amounts of $56.8 million, which effectively limits the LIBOR rate on this loan to 4.98%, $16.5 million, which effectively limits the LIBOR rate on this loan to 6.25%, and $23.8 million, which effectively limits the LIBOR rate on this loan to 3.00%  and is also subject to a 1% LIBOR floor, respectively.

2
An interest rate swap is in place on floating rate secured debt attributable to Seaview Corporate Center in the notional amount of $48.5 million, which effectively limits the rate on this loan to 6.49%.

3	Starting January 2010, Black Canyon debt is being amortized at $20,000 per month.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Unconsolidated Joint Venture Debt Maturities
(Unaudited)
(In thousands)

Property/Loan	2010	2011	2012	2013	2014	Thereafter	Total
Fixed Rate Secured Debt:
Seville Plaza – Notes A & B	$-	$24,650	$-	$-	$-	$-	$24,650
SoCal II Joint Venture1	-	-	133,500	-	-	-	133,500
Bank of Hawaii Waikiki Center	-	-	-	-	-	26,900	26,900
POP San Diego – Palomar Heights Plaza	-	10,797	-	-	-	-	10,797
POP San Diego – Palomar Heights Plaza	-	-	-	-	1,862	-	1,862
POP San Diego – Palomar Heights Corporate Center	-	-	-	-	10,381	-	10,381
POP San Diego – Scripps Ranch Center	-	-	-	-	5,105	-	5,105
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	-	4,250	-	-	-	-	4,250
Floating Rate Secured Debt:
US Bank Center	-	56,800	-	-	-	-	56,800
SoCal II Joint Venture – Senior Loan		-	16,500	-	-	-	16,500
Black Canyon Corporate Center – Note A	-	-	27,600	-	-	-	27,600
Seaview Corporate Center	-	-	-	-	-	48,199	48,199
Total Unconsolidated Joint Venture Debt:	$-	$96,497	$177,600	$-	$17,348	$75,099	$366,544

______________________________
1
The SoCal II Joint Venture – Senior Loan has an option to, and expects to further extend the maturity date of its floating rate secured debt to January 1, 2012, subject to nominal fees and requirements.  Accordingly, the unconsolidated joint venture debt maturities herein are scheduled using the expected maturity date.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Portfolio Leasing Statistics

Portfolio Summary
(Unaudited)

Through our Operating Partnership, we own whole interests in eight office properties, and managing ownership interests in six of the seven joint ventures holding sixteen office properties, comprising approximately 4.7 million square feet of leasable area in Honolulu, Southern California and Phoenix metropolitan areas (the “Property Portfolio”).  Our property statistics as of June 30, 2010, were as follows:

			Property
	Number of		Portfolio
	Properties	Buildings	Square Feet
Consolidated properties	8	11	2,265,339
Unconsolidated joint ventures properties	16	34	2,417,359
Total	24	45	4,682,698

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Portfolio Leasing Summary
(Unaudited)

	Submarket	Market Rentable Square Feet	Percent Leased	Annualized Rent per Square Foot1
Honolulu, Hawaii
Waterfront Plaza	Downtown (CBD)	534,475	95.62%	$37.11
Davies Pacific Center	Downtown (CBD)	353,224	82.69%	36.50
Pan Am Building	Kapiolani	209,889	88.99%	38.43
First Insurance Center	Kapiolani/Ward	202,992	99.71%	36.07
Pacific Business News Building	Kapiolani	90,559	69.91%	32.79
Clifford Center	Downtown (CBD)	72,415	83.41%	32.45
Bank of Hawaii Waikiki Center	Waikiki	152,288	89.05%	54.59
Subtotal: Subtotal:		1,615,842	89.84%	$38.10
Phoenix, Arizona
City Square	(CBD)/North Central	738,422	71.32%	$20.38
U.S. Bank Center	(CBD)/South Central	372,676	77.74%	23.00
Black Canyon Corporate Center	Deer Valley/Airport	218,694	64.66%	18.36
Subtotal:		1,329,792	72.02%	$20.86
San Diego, California
Sorrento Technology Center	Sorrento Mesa	63,363	100.00%	$24.98
Seville Plaza	Kearny Mesa	138,576	66.64%	26.43
Seaview Corporate Center	Sorrento Mesa	356,504	93.82%	33.12
Scripps Ranch Center	Scripps Ranch	47,248	48.74%	24.51
Torrey Hills Corporate Center	Del Mar Heights	24,066	83.50%	44.74
Palomar Heights Corporate Center	Carlsbad	64,812	86.51%	27.30
Palomar Heights Plaza	Carlsbad	45,538	66.51%	24.99
Via Frontera Business Park	Rancho Bernardo	78,819	49.13%	16.17
Poway Flex	Poway	112,000	100.00%	9.73
Carlsbad Corporate Center	Carlsbad	121,528	95.46%	18.18
Subtotal: Subtotal:		1,052,454	84.22%	$25.56
Orange County, California
South Coast Executive Center	Costa Mesa	61,025	66.80%	$21.77
Savi Tech Center	Yorba Linda	372,327	96.98%	19.47
Yorba Linda Business Park	Yorba Linda	166,042	90.85%	11.30
Subtotal: Subtotal:		599,394	92.21%	$17.40
Los Angeles, California
Gateway Corporate Center	San Gabriel Valley	85,216	90.54%	$26.64
Total Portfolio:		4,682,698	83.83%	$27.76
________________________

1
Annualized Rent per Square Foot represents annualized gross rent divided by occupied square feet excluding leases signed but not commenced as of June 30, 2010.  The gross rent amount used in the calculation of Annualized Rent per Square Foot was derived using monthly base rental revenue and tenant reimbursements as of June 30, 2010.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Total Revenue by Segment1
(Unaudited)
(In thousands, except percentages)

________________________

1	Consolidated revenue amounts used herein are comprised of rental revenue, tenant reimbursements, parking, interest and other revenue of the Company for the three months ended June 30, 2010.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Total Net Operating Income by Segment1
(Unaudited)
(In thousands, except percentages)

_________________

1
Total net operating income amounts used herein were derived using the rental revenue, tenant reimbursements, parking, interest, and other revenue less rental property operating expenses of the Company for the three months ended June 30, 2010.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Leasing Activity Reconciliation
(Unaudited)

	Total Property Portfolio	Consolidated Properties	Unconsolidated Joint Venture Properties
Occupancy (as of June 30, 2010):
% Leased	83.83%	84.14%	83.55%
% Occupied	81.90%	81.65%	82.14%

Cash Rent Growth:
Expiring Rate	$28.50	$30.92	$24.02
New/Renewal Rate	$27.77	$29.06	$25.37
Change	-2.57%	-6.01%	5.62%

Gross New Leasing Activity:
Rentable square feet	125,778	82,256	43,522
Number of leases	30	19	11

Gross Renewal Leasing Activity:
Rentable square feet	80,307	47,995	32,312
Number of leases	28	14	14

Average Lease Term in Months:
New leases	58	52	70
Renewal leases	49	60	32
Blended	54	55	54

Weighted Average Tenant Improvements per square foot:
New leases	$20.01	$12.71	$33.80
Renewal leases	$2.75	$4.18	$0.63
Blended	$13.29	$9.57	$19.67

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Top Tenants by Rental Revenue – Consolidated Properties
(Unaudited)
(In thousands, except square feet)

Tenant	Lease Expiration	Market Rentable Square Feet	Annualized Rental Revenue1	Property	Industry

First Insurance Company of Hawaii Ltd.	02/28/18	109,755	$4,144	First Insurance Center	Insurance
Hawaii Insurance Consultants, Ltd	12/31/12	79,159	3,212	Waterfront Plaza	Insurance
AZ Dept of Economic Security	12/31/12	106,279	2,032	City Square	Government
Straub Clinic & Hospital	01/31/13	55,986	1,826	First Insurance Center	Healthcare
AT&T Corp.	06/30/15	26,160	1,103	Waterfront Plaza	Communications
McCorriston, Miho, Miller, Mukai, LLP	12/31/11	35,828	1,068	Waterfront Plaza	Legal Services
Oahu Publications, Inc.	01/31/13	25,691	1,045	Waterfront Plaza	Journalism
Fujitsu Transaction Solutions, Inc.	12/31/10	37,886	944	Sorrento Technology Center	Technology
AZ DES- Social Security	05/31/14	39,524	821	City Square	Government
Hilton Grand Vacations Company, LLC	04/16/13	16,107	811	Pan Am Building	Tourism

Total Annualized Rental Revenue for Top Ten Tenants – Consolidated Properties			$17,006
Total Annualized Rental Revenue – Consolidated Properties2			$58,365

________________

1	Annualized Rental Revenue represents monthly basis rental revenue and tenant reimbursements as of June 30, 2010, on an annualized basis.
2	Total Annualized Rental Revenue – Consolidated Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company for the three months ended June 30, 2010.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Top Tenant Industry Diversification by Rental Revenue – Consolidated Properties1
(Unaudited)
(In thousands, except percentages)

_______________

1	Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company for the three months ended June 30, 2010.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Top Tenant by Revenue – Unconsolidated Joint Venture Properties
(Unaudited)
(In thousands, except square feet and percentages)

Tenant	Lease Expiration	Market Rentable Square Feet	Ownership Interest %	Annualized Rental Revenue1	Property	Industry

CareFusion Corp.	02/28/15	130,000	10.00%	$2,757	Savi Tech Center	Healthcare
Nobel Biocare USA, Inc.	10/31/17	122,361	10.00%	2,402	Savi Tech Center	Healthcare
The Active Network, Inc.	10/31/11	61,587	5.00%	2,195	Seaview Corporate Center	Technology
Pfizer, Inc.	07/31/13	61,211	5.00%	2,164	Seaview Corporate Center	Healthcare
Adobe Systems, Inc.	01/31/13	61,211	5.00%	2,025	Seaview Corporate Center	Technology
Bank of Hawaii	01/31/38	6,971	17.50%	2,003	Bank of Hawaii Waikiki Center	Financial Services
High-Tech Institute, Inc./Anthem College	04/04/18	92,974	17.50%	1,632	Black Canyon Corporate Center	Education
JTB Hawaii, Inc.	12/31/12	35,623	17.50%	1,536	Bank of Hawaii Waikiki Center	Tourism
Valley Metro Rail, Inc.	06/30/16	57,007	7.50%	1,226	U.S. Bank Center	Transportation
Computer Associates International, Inc.	08/31/13	38,302	5.00%	1,171	Seaview Corporate Center	Technology

Total Annualized Rental Revenue for Top Ten Tenants Unconsolidated Joint Venture Properties				$19,111
Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties2				$48,098

____________________

1	Annualized Rental Revenue represents monthly aggregate base rental revenue and tenant reimbursements per property as of June 30, 2010, on an annualized basis.
2
Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company’s unconsolidated joint venture properties for the three months ended June 30, 2010.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Top Tenant Industry Diversification by Rental Revenue – Unconsolidated Joint Venture Properties1
(Unaudited)
(In thousands, except percentages)

__________________

1	Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company’s unconsolidated joint ventures for the three months ended June 30, 2010.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Lease Expirations – Consolidated Properties1
(Unaudited)

Year of Lease Expiration	Number of Leases Expiring	Market Rentable Square Feet	Expiring Square Feet as a % of Total	Annualized Rent1, 2	Annualized Rent as a % of Total	Annualized Rent Per Leased Square Foot3	Annualized Rent at Expiration	Annualized Rent per Square Foot at Expiration4

2010	111	185,043	8.17%	$6,022,505	10.32%	$32.55	$6,051,989	$32.71
2011	154	298,608	13.18%	9,604,524	16.46%	32.16	9,737,712	32.61
2012	136	394,643	17.42%	12,211,260	20.92%	30.94	12,420,624	31.47
2013	97	279,854	12.35%	8,622,720	14.77%	30.81	9,012,576	32.20
2014	68	183,755	8.11%	5,697,288	9.76%	31.00	5,991,336	32.61
2015	52	204,912	9.05%	6,064,512	10.39%	29.60	6,399,156	31.23
2016	23	89,372	3.95%	2,689,128	4.61%	30.09	2,995,896	33.52
2017	5	20,733	0.92%	775,872	1.33%	37.42	864,228	41.68
2018	17	125,992	5.56%	4,761,072	8.16%	37.79	5,444,520	43.21
2019	7	29,106	1.28%	971,664	1.66%	33.38	1,053,852	36.21
Thereafter	28	37,613	1.66%	944,004	1.62%	25.10	1,091,556	29.02
Available For Lease	-	359,286	15.86%	-	-	-	-	-
Signed Leases Not Commenced	20	56,422	2.49%	-	-	-	-	-
Consolidated Properties Total/Weighted Average	718	2,265,339	100.00%	$58,364,549	100.00%	$31.55	$61,063,445	$33.01

__________________

1	Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of June 30, 2010, on an annualized basis.
2
The following table summarizes the lease expirations for leases in place as of June 30, 2010 for all of our consolidated properties.  The information set forth in the table assumes that tenants, exercise no renewal options or early termination rights.

3	Represents annualized rent divided by leased square feet.
4	Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Lease Expirations – Unconsolidated Joint Venture Properties1
(Unaudited)

Year of Lease Expiration	Number of Leases Expiring	Market Rentable Square Feet	Expiring Square Feet as a % of Total	Annualized Rent1, 2	Annualized Rent as a % of Total	Annualized Rent Per Leased Square Foot3	Annualized Rent at Expiration	Annualized Rent per Square Foot at Expiration4

2010	66	122,422	5.06%	$3,129,132	6.51%	$25.56	$3,251,904	$26.56
2011	70	229,762	9.50%	6,808,092	14.15%	29.63	6,992,952	30.44
2012	43	241,776	10.00%	6,291,264	13.08%	26.02	6,588,528	27.25
2013	55	392,981	16.26%	10,918,644	22.70%	27.78	11,773,008	29.96
2014	28	182,654	7.56%	3,556,968	7.40%	19.47	3,916,608	21.44
2015	24	407,923	16.87%	7,317,960	15.21%	17.94	8,319,696	20.40
2016	13	148,851	6.16%	3,007,608	6.25%	20.21	3,406,032	22.88
2017	3	129,558	5.36%	2,577,468	5.36%	19.89	3,055,200	23.58
2018	3	92,974	3.85%	1,631,628	3.39%	17.55	1,972,452	21.22
2019	4	24,854	1.03%	628,764	1.31%	25.30	691,428	27.82
Thereafter	8	11,841	0.49%	2,230,740	4.64%	188.39	3,632,364	306.76
Available For Lease	-	397,734	16.45%	-	-	-	-	-
Signed Leases Not Commenced	9	34,029	1.41%	-	-	-	-	-
Unconsolidated Joint Venture Properties Total/Weighted Average	326	2,417,359	100.00%	$48,098,268	100.00%	$24.22	$53,600,172	$26.99

___________________

1	Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of June 30, 2010, on an annualized basis.
2
The following table summarizes the lease expirations for leases in place as of June 30, 2010 for all of our unconsolidated joint venture properties.  The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

3	Represents annualized rent divided by leased square feet.
4	Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Lease Distribution by Square Footage – Consolidated Properties
(Unaudited)

Square Feet Under Lease	Number of Leases	Leases as a % of Total	Market Rentable Square Feet	Square Feet as a % of Total	Annualized Rent,1, 2	Annualized Rent as a % of Total

2,500 or less	542	75.49%	315,200	13.91%	$10,844,225	18.58%
2,501 – 10,000	116	16.16%	548,565	24.22%	17,376,744	29.77%
10,001 – 20,000	27	3.76%	366,690	16.19%	11,347,956	19.44%
20,001 – 40,000	9	1.25%	267,997	11.83%	7,581,468	12.99%
40,001 – 100,000	2	0.28%	135,145	5.97%	5,038,308	8.63%
Greater than 100,000	2	0.28%	216,034	9.54%	6,175,848	10.58%
Subtotal	698	97.21%	1,849,631	81.65%	$58,364,549	100.00%
Available	-	-	359,286	15.86%	-	-
Signed Leases Not Commenced	20	2.79%	56,422	2.49%	-	-
Consolidated Properties Total/Weighted Average	718	100.00%	2,265,339	100.00%	$58,364,549	100.00%

______________

1	Represents annualized monthly rent under commenced leases as of June 30, 2010 reflects total cash rent before abatements.
2	Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Pacific Office Properties Trust, Inc.
(as of June 30, 2010)

Lease Distribution by Square Footage – Unconsolidated Joint Venture Properties
(Unaudited)

Square Feet Under Lease	Number of Leases	Leases as a % of Total	Market Rentable Square Feet	Square Feet as a % of Total	Annualized Rent1, 2	Annualized Rent as a % of Total

2,500 or less	196	60.12%	149,886	6.20%	$3,691,320	7.67%
2,501-10,000	82	25.15%	391,101	16.18%	12,065,808	25.09%
10,001-20,000	16	4.91%	203,049	8.40%	4,986,288	10.37%
20,001-40,000	9	2.76%	257,549	10.65%	6,818,688	14.18%
40,001-100,000	11	3.37%	619,650	25.63%	14,286,264	29.70%
Greater than 100,000	3	0.92%	364,361	15.07%	6,249,900	12.99%
Subtotal	317	97.24%	1,985,596	82.14%	$48,098,268	100.00%
Available	-	-	397,734	16.45%	-	-
Signed Leases Not Commenced	9	2.76%	34,029	1.41%	-	-
Unconsolidated Joint Venture Properties Total/Weighted Average	326	100.00%	2,417,359	100.00%	$48,098,268	100.00%

__________

1	Represents annualized monthly rent under commenced leases as of June 30, 2010. This amount reflects total cash rent before abatements.
2	Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Supplemental Operating and Financial Information